Exhibit 10(i)

LETTER AMENDMENT AND WAIVER NO. 1

Dated as of May 27, 2003

To the banks, financial institutions

      and other institutional lenders

      (collectively, the “Lenders”) parties

      to the Credit Agreement referred to

      below and to Merrill Lynch Capital,

      a Division of Merrill Lynch Business

      Financial Services Inc., as Administrative Agent

      (in such capacity, the “Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of November 26, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among NDCHealth Corporation, a Delaware corporation (the “Borrower”), the Lenders and agents from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent and Swing Line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent and LaSalle Bank National Association, as L/C Issuer. Capitalized terms not otherwise defined in this Letter Amendment and Waiver have the same meanings as specified in the Credit Agreement.

The Credit Agreement is, effective as of the date of this Letter Amendment and Waiver, hereby amended as follows:

(a) Section 7.13 is hereby amended by deleting the figure “$12,000,000” in the last line thereof and replacing it with the figure “$20,000,000”.

(b) Section 1.01 is hereby amended by restating the definition of “Annualized” in its entirety to read as follows:

“Annualized” means:

(a) with respect to the first four full fiscal quarters following the Closing Date and any period thereafter, for purposes of calculating Consolidated Interest Charges, the amount of such Consolidated Interest Charges for the four full fiscal quarters ending on or prior to such date of determination, and

(b) with respect to the first three full fiscal quarters following the Closing Date, for purposes of calculating Consolidated Interest Charges, (A) for the first full fiscal quarter after the Closing Date, Consolidated Interest Charges for such fiscal quarter multiplied by four, (B) for the second full fiscal quarter after the Closing Date, the sum of Consolidated Interest Charges for such fiscal quarter and for the prior fiscal quarter multiplied by two, and (C) for the third full fiscal quarter after the Closing Date, the sum of Consolidated Interest Charges for such fiscal quarter and for the prior two fiscal quarters multiplied by four and divided by three.

The Lenders hereby agree that all fees, charges and related expenses of the Borrower and its Subsidiaries in connection with (i) the repayment of the Borrower’s $143 million Convertible Notes due November 1, 2003, (ii) the issuance of the Senior Subordinated Notes and (iii) the Credit Agreement, be excluded from the calculation of Consolidated Interest Expense as reported in the Compliance Certificate for the period ended February 28, 2003, only. The Borrower hereby agrees that an amended Compliance Certificate for the period ended February 28, 2003 will be delivered to the Agent, the Arrangers and the Lenders with the Compliance Certificate for the period ended May 31, 2003.

This Letter Amendment and Waiver shall become effective as of the date first above written when, and only when, (i) the Administrative Agent shall have received counterparts of this Letter Amendment and Waiver executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment and Waiver, and the consent attached hereto executed by each Guarantor, (ii) payment in full of all expenses of the Administrative Agent related to this Letter Amendment and Waiver (including legal fees of counsel to the Agent, to the extent invoiced) shall have been made by the Borrower, and (iii) the TechRx Acquisition shall have been consummated. This Letter Amendment and Waiver is subject to the provisions of Section 10.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment and Waiver. The execution, delivery and effectiveness of this Letter Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment and Waiver to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Petal Modeste, Telecopier No. (212) 848-7179.

This Letter Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver.

This Letter Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

NDCHEALTH CORPORATION

By

Name:
Title:

Agreed as of the date first above written:

MERRILL LYNCH CAPITAL, a division of

Merrill Lynch Business Financial Services Inc.,

as Administrative Agent, Swing Line Lender and

as Lender

By

Name:
Title:

                                                                     , as a Lender

[Insert Name of Financial Institution]

By

Title:

CONSENT

Dated as of May     , 2003

Each of the undersigned, as Guarantor under the Guaranty dated November 26, 2002 (the “Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Amendment and Waiver (the “Credit Agreement”) hereby consents to such Letter Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment and Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Waiver, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment and Waiver and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

THE COMPUTER PLACE, INC.

By

Title:

NDC HEALTH INFORMATION SERVICES (ARIZONA) INC.

By

Title:

NDCHEALTH INTELLECTUAL PROPERTY CORP.

By

Title:

HISIP CORP.

By

Title:

NDCIP, INC.

By

Title:

NDCHEALTH LICENSING, INC.

By

Title:

NDC OF CANADA, INC.

By

Title:

TECHRX INCORPORATED

By

Title:

NDC ACQUISITION CORP.

By

Title: